Exhibit 1.01

TWIN DISC, INCORPORATED

CONFLICT MINERALS REPORT

FOR THE YEAR ENDED DECEMBER 31, 2025

I.	Overview

This is the Conflict Minerals Report of Twin Disc, Incorporated ("Twin Disc" or the "Company") for the year ended December 31, 2025, pursuant to Rule 13p-1 (the "Rule") under the Securities and Exchange Act of 1934 (the "Exchange Act"). Terms not defined herein shall have the meanings assigned to such terms in Form SD and the Conflict Minerals Final Rule (SEC Release No. 34-67716, August 22, 2012).

The Company designs, manufactures and sells marine and heavy-duty off-highway power transmission equipment. Products offered include marine transmissions, azimuth drives, surface drives, propellers and boat management systems, as well as power-shift transmissions, hydraulic torque converters, power take-offs, industrial clutches and control systems. The Company sells its products to customers primarily in the pleasure craft, commercial and military marine markets, as well as in the energy and natural resources, government and industrial markets. The Company's worldwide sales to both domestic and foreign customers are transacted through a direct sales force and a distributor network.

As described in more detail below, the Company performed a good faith reasonable country of origin inquiry ("RCOI") to determine whether the necessary Conflict Minerals originated in the Democratic Republic of the Congo or an adjoining country or were from recycled or scrap sources. In reviewing the results from its RCOI, the Company has reason to believe that certain of its necessary Conflict Minerals originated, or may have originated, in the Democratic Republic of the Congo or an adjoining country and are not from recycled or scrap sources. These Conflict Minerals were subject to the exercise of due diligence by the Company as described herein.

II.	Policy on Conflict Minerals

The Company has adopted the following Conflict Minerals Policy, which is also published on the Company's website at https://ir.twindisc.com/governance/documents-and-charters:

Introduction to the Conflict Minerals Rule

On August 22, 2012, the U.S. Securities and Exchange Commission approved the final rule on conflict minerals with the desired objective of ending human-rights atrocities and the financing of armed conflict in the Democratic Republic of the Congo (DRC) and adjoining countries. The conflict minerals rule requires all public companies, such as Twin Disc, to determine whether tin, tantalum, tungsten, gold, and their related derivatives (Conflict Minerals) are necessary to the functionality or production of products they manufacture or contract to manufacture, and, if so, whether such Conflict Minerals originated from the DRC or adjoining countries. While the burden of the rule's inquiry and disclosure obligations rests with public companies, all members within the supply chain network of each public Company are also impacted.

What Twin Disc is Doing

As a responsible global corporate citizen, Twin Disc is committed to promoting human rights in the DRC and adjoining countries. To accomplish these objectives, Twin Disc will:

●	Gather information from its suppliers aimed at identifying the source of any Conflict Minerals in the products it manufactures or contracts to manufacture.

●

Enhance its supply chain due diligence measures, which will conform to a due diligence framework consistent with the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas or other nationally or internationally recognized framework.

●	Comply with the requirements of the SEC's conflict minerals rule.

Twin Disc's Expectations for Suppliers

To ensure compliance with its conflict minerals policy, the Company expects each of its suppliers to:

●	Make reasonable inquiries as to the country of origin of any Conflict Minerals in products it delivers to the Company and require the same of all upstream suppliers.

●	Conduct due diligence to confirm whether Conflict Minerals were sourced from a conflict-free source.

●	Thoroughly document its due diligence efforts to determine that any materials and products containing Conflict Minerals are DRC conflict free.

●	Timely, completely, and accurately respond to the Company's Conflict Minerals Country of Origin Questionnaire and any follow-up inquiries.

The Company evaluates its relationships with its suppliers on an ongoing basis. In the event it determines that a supplier has failed to comply with the requirements of this conflict minerals policy, the Company reserves the right to take appropriate action(s) to address the noncompliance, which may include discontinuing its business relationship with such supplier.

Comments or Questions

Any comments, questions, or concerns regarding Twin Disc's conflict minerals policy should be addressed to: Ross Miller, Twin Disc, Incorporated, (262) 638-4344.

III.	Supply Chain

The Company is a downstream manufacturer and is many steps removed from smelters and refiners that process minerals and ore. The Company does not purchase raw ore or unrefined Conflict Minerals and does not, to the best of its knowledge, directly purchase any Conflict Minerals from any of the Covered Countries. As a result, the Company relies on its direct suppliers to provide origin information on Conflict Minerals contained in components or materials shipped to the Company. Similarly, the Company's direct suppliers may rely on their suppliers for such information.

IV.	Reasonable Country of Origin Inquiry

The Company first determined that Conflict Minerals are necessary to the functionality or production of a product manufactured by the Company or contracted to be manufactured by the Company. Although the Company does not itself intentionally add Conflict Minerals to the products that it manufactures, it concluded that certain components of products that it receives from suppliers that are incorporated into products that it manufactures likely contain Conflict Minerals that are necessary to functionality or production of the Company's products.

Accordingly, the Company performed a good faith reasonable country of origin inquiry ("RCOI") to determine whether the necessary Conflict Minerals originated in the Democratic Republic of the Congo or an adjoining country or were from recycled or scrap sources. To begin the RCOI, the Company's engineering group reviewed the Company's product portfolio for items that could include any of the Conflict Minerals. This was performed at each of the Company's manufacturing entities, with guidance provided by the engineering group of the Company's main corporate office where necessary. Once the products were identified, the engineering group provided a list of suppliers of these products to the Company's purchasing group.

The Company's purchasing or customer service group then sent out a Conflict Minerals Reporting Template ("CMRT") to each of the suppliers identified through the above process. The CMRT is a standardized reporting template developed by the Responsible Minerals Initiative ("RMI") (established by the Responsible Business Alliance or "RBA", a coalition dedicated to improving social, environmental, and ethical conditions in supply chains) that facilitates the transfer of information through the supply chain regarding mineral country of origin and smelters and refiners being utilized.  The CMRT solicits responses to the following questions: whether: (1) any Conflict Minerals are intentionally added to the products that were supplied to the Company; (2) any of the Conflict Minerals are necessary to the functionality of the supplier's products that were supplied to the Company; (3) any necessary Conflict Minerals originated from the Democratic Republic of the Congo or an adjoining country; (4) the supplier has smelters in its supply chain that source Conflict Minerals from conflict-affected and high risk areas; (5) 100% of the necessary Conflict Minerals originated from recycled or scrap sources; (6) the supplier has determined the supply chain response percentage from all relevant suppliers; (7) the supplier identified all of the smelters the supplier and its suppliers use to supply the necessary Conflict Minerals; (8) the supplier has received and reported supply chain data/information regarding the necessary Conflict Minerals from all relevant suppliers; (9) the supplier has a policy in place that includes responsible mineral sourcing; and (10) the supplier has implemented specified country of origin inquiries and/or due diligence measures for DRC conflict-free sourcing. The Company kept track of the responses it received and followed up on a regular basis with suppliers that did not respond and with suppliers whose responses were deemed insufficient, assessed whether it was reasonable to rely on the suppliers' responses to the questionnaires, and sought to identify warning signs or red flags that would require the Company to engage in due diligence under the Conflict Minerals Final Rule.

As of the date of this Report, the Company has received meaningful responses from 85% of the 106 suppliers that received questionnaires. Most of the Company's suppliers provided data in response to the Company's RCOI at the supplier company level or a division/segment level, rather than at a level directly relating to a part number that the supplier provides to the Company. The Company was therefore unable to conclusively determine whether any of the Conflict Minerals that these suppliers reported was contained in components or parts that the suppliers provided to the Company or whether any of the smelters and refiners identified by these suppliers are actually in the Company's supply chain. It has been inherently difficult to ascertain the ultimate source of Conflict Minerals in products the Company manufactures.

Twenty-two suppliers whose components were incorporated into products manufactured by the Company in 2025 indicated their products contained tin, tantalum, tungsten, or gold that may have originated in the DRC or a surrounding country and were not from recycled or scrap sources. These suppliers provided the names of the smelters that they source from to the extent they are known or have been disclosed to the suppliers. The Company compared these smelter names against those listed as conformant on the website www.responsiblemineralsinitiative.org and was able to confirm that some of the smelters identified by these suppliers are, in fact, conformant with the Responsible Minerals Assurance Process assessment protocols (RMAP), a program that uses third party independent auditors to validate that participating smelters and refiners have adequate policies and due diligence processes in place to trace the origin of the minerals that they process and assess whether they were obtained from conflict free sources, established by the RBA. The Company was not able to confirm whether the other smelters named by these suppliers are conflict-free. Also, the Company notes the suppliers themselves were unable to name the locations of some of the mines from which Conflict Minerals are sourced.

The supplier responses we received mentioned approximately 511 unique smelters (listed in Exhibit A) as potentially having processed the necessary conflict minerals in our products during 2025. The table below summarizes certain information pertaining to the 511 identified smelters:

Total number of identified smelters: 511

Number of RMI "Conformant" smelters: 213

Number of RMI "Active" smelters: 3

Number of identified smelters not rated "Conformant" or "Active" (Unclassified): 295

As noted above, most of our suppliers indicated Conflict Minerals are present in their products responded at the company level, meaning they reported the smelter information for all of their products, not just for the products sold to the Company. As such, the list of identified smelters disclosed in Exhibit A likely contains more smelters than those that process or refine the necessary Conflict Minerals contained in the Company's products. The Company was therefore unable to determine with certainty the identity of all smelters used by our supply chain to process necessary Conflict Minerals for its products.

The responses to the Company's RCOI received from suppliers did not provide a compelling basis for the Company to conclude that Conflict Minerals in products supplied to the Company were from the DRC or a surrounding country, and/or whether or not they are conflict-free. To date, this process has not uncovered any additional red flags, but the process is ongoing.

V.         Due Diligence Processes

The Company's due diligence processes are designed to conform with the due diligence framework as described in the Organization for Economic Cooperation and Development's Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (the "OECD Guidance") and the related Supplements for gold and for tin, tantalum and tungsten. The Company's due diligence efforts are set forth below:

Step 1:         Establish Strong Company Management Systems

As described above, the Company has adopted a Conflict Minerals Policy. In addition, the Company has established a management team relating to Conflict Minerals. The management team is overseen by the Manager of Global Compliance and Internal Audit, and includes Quality Assurance and Continuous Improvement personnel, and a Design Engineer of the Company. The Company has adopted detailed written procedures regarding its RCOI and due diligence, and these procedures assign specific tasks to specific members of the Conflict Minerals team. The Conflict Minerals team periodically reports to the Company's Chief Financial Officer, Treasurer and Secretary ("CFO") as well as to the Disclosure Committee, which includes the Company's CFO, the Vice President of Human Resources of the Company, the Corporate Controller of the Company, and the Manager of Global Compliance and Internal Audit Department of the Company. A representative from outside securities legal counsel for the Company also participates in the meetings and activities of the Disclosure Committee in an advisory capacity.

Step 2:         Identify and Assess Risks in Supply Chain

As described above, the Company engaged in a good-faith RCOI to determine whether the necessary Conflict Minerals originated in the Democratic Republic of the Congo or an adjoining country or were from recycled or scrap sources. With respect to suppliers that indicated that their products contained tin, tantalum, tungsten and/or gold that originated in the Democratic Republic of the Congo or a surrounding country and were not from recycled or scrap sources, the Company verified that the smelters and refiners identified by those suppliers are conformant with the Responsible Minerals Assurance Process assessment protocols established by the RBI. With respect to other suppliers, the Company is continuing the process of comparing the identified smelters and refiners with the RBA list of conformant smelters and refiners, beginning with the suppliers whose products the Company determined are most likely to contain Conflict Minerals.

Step 3:         Design and Implement a Risk Management Plan

The Company continued, and is continuing, to develop and execute processes to (i) identify suppliers that provide products to the Company that may contain Conflict Minerals, (ii) conduct a good faith RCOI of its supply chain, and (iii) engage in due diligence with respect to Conflict Minerals.

Step 4:         Independent Third-Party Audit of Smelters' or Refiners' Due Diligence Practices

The Company is a downstream manufacturer and is many steps removed from smelters and refiners who process minerals and ore. The Company does not purchase raw ore or unrefined Conflict Minerals and does not, to the best of its knowledge, directly purchase any Conflict Minerals from any of the Covered Countries. Therefore, the Company does not perform or direct audits of smelters and refiners within its supply chain.

Step 5:         Report Findings

This Conflict Minerals Report is being filed with the SEC as an exhibit to the Company's specialized disclosure report on Form SD and is publicly available on the Company's website at the following link: http://ir.twindisc.com/financial-information/sec-filings.

VI.	Due Diligence Results

The products manufactured by the Company that contain Conflict Minerals that may have originated in the Democratic Republic of the Congo or a surrounding country and are not from recycled or scrap sources include, but may not be limited to, electronic control systems and electronic components (such as sensors and valve coils) in transmissions and power take-offs. The Company's website, www.twindisc.com, contains detailed information describing these and other products that the Company manufactures. The information contained on the Company's website is not a part of, nor incorporated by reference into, this Conflict Minerals Report or the Specialized Disclosure Report on Form SD and shall not be deemed "filed" under the Exchange Act.

As a result of the Company's exercise of due diligence on the source and chain of custody of Conflict Minerals necessary to the functionality of products manufactured or contracted for manufacture by the Company during the year ended December 31, 2025, the Company has reason to believe that certain of its products have not been found to be DRC conflict free. Based on the due diligence performed, the Company is unable to fully determine the facilities used to process the Conflict Minerals or their country of origin. The Company's efforts to determine the mine(s) or location of origin with the greatest possible specificity included the use of the due diligence measures described above.

Exhibit A

SMELTER NAME	COUNTRY
ADVANCED CHEMICAL COMPANY	UNITED STATES OF AMERICA
AIDA CHEMICAL INDUSTRIES CO., LTD.	JAPAN
AGOSI AG	GERMANY
ALMALYK MINING AND METALLURGICAL COMPLEX (AMMC)	UZBEKISTAN
ANGLOGOLD ASHANTI CORREGO DO SITIO MINERACAO	BRAZIL
ARGOR-HERAEUS S.A.	SWITZERLAND
ASAHI METALFINE, INC.	JAPAN
ASAKA RIKEN CO., LTD.	JAPAN
ATASAY KUYUMCULUK SANAYI VE TICARET A.S.	TURKEY
AURUBIS AG	GERMANY
BANGKO SENTRAL NG PILIPINAS (CENTRAL BANK OF THE PHILIPPINES)	PHILIPPINES
BOLIDEN RONNSKAR	SWEDEN
C. HAFNER GMBH + CO. KG	GERMANY
CARIDAD	MEXICO
CCR REFINERY - GLENCORE CANADA CORPORATION	CANADA
CENDRES + METAUX S.A.	SWITZERLAND
YUNNAN COPPER INDUSTRY CO., LTD.	CHINA

CHIMET S.P.A.	ITALY
CHUGAI MINING	JAPAN
DAYE NON-FERROUS METALS MINING LTD.	CHINA
DSC (DO SUNG CORPORATION)	KOREA, REPUBLIC OF
DOWA	JAPAN
ECO-SYSTEM RECYCLING CO., LTD. EAST PLANT	JAPAN
JSC NOVOSIBIRSK REFINERY	RUSSIAN FEDERATION
REFINERY OF SEEMINE GOLD CO., LTD.	CHINA
GUODA SAFINA HIGH-TECH ENVIRONMENTAL REFINERY CO., LTD.	CHINA
HANGZHOU FUCHUNJIANG SMELTING CO., LTD.	CHINA
LT METAL LTD.	KOREA, REPUBLIC OF
HEIMERLE + MEULE GMBH	GERMANY
HERAEUS METALS HONG KONG LTD.	CHINA
HERAEUS GERMANY GMBH CO. KG	GERMANY
HUNAN CHENZHOU MINING CO., LTD.	CHINA
HUNAN GUIYANG YINXING NONFERROUS SMELTING CO., LTD.	CHINA
HWASEONG CJ CO., LTD.	KOREA, REPUBLIC OF
INNER MONGOLIA QIANKUN GOLD AND SILVER REFINERY SHARE CO., LTD.	CHINA
ISHIFUKU METAL INDUSTRY CO., LTD.	JAPAN
ISTANBUL GOLD REFINERY	TURKEY
JAPAN MINT	JAPAN
JIANGXI COPPER CO., LTD.	CHINA
ASAHI REFINING USA INC.	UNITED STATES OF AMERICA
ASAHI REFINING CANADA LTD.	CANADA
JSC EKATERINBURG NON-FERROUS METAL PROCESSING PLANT	RUSSIAN FEDERATION
JSC URALELECTROMED	RUSSIAN FEDERATION
JX NIPPON MINING & METALS CO., LTD.	JAPAN
KAZAKHMYS SMELTING LLC	KAZAKHSTAN
KAZZINC	KAZAKHSTAN
KENNECOTT UTAH COPPER LLC	UNITED STATES OF AMERICA
KOJIMA CHEMICALS CO., LTD.	JAPAN
KYRGYZALTYN JSC	KYRGYZSTAN
L'AZURDE COMPANY FOR JEWELRY	SAUDI ARABIA
LINGBAO GOLD CO., LTD.	CHINA
LINGBAO JINYUAN TONGHUI REFINERY CO., LTD.	CHINA

LS MNM INC.	KOREA, REPUBLIC OF
LUOYANG ZIJIN YINHUI GOLD REFINERY CO., LTD.	CHINA
MATERION	UNITED STATES OF AMERICA
MATSUDA SANGYO CO., LTD.	JAPAN
METALOR TECHNOLOGIES (SUZHOU) LTD.	CHINA
METALOR TECHNOLOGIES (HONG KONG) LTD.	CHINA
METALOR TECHNOLOGIES (SINGAPORE) PTE., LTD.	SINGAPORE
METALOR TECHNOLOGIES S.A.	SWITZERLAND
METALOR USA REFINING CORPORATION	UNITED STATES OF AMERICA
METALURGICA MET-MEX PENOLES S.A. DE C.V.	MEXICO
MITSUBISHI MATERIALS CORPORATION	JAPAN
MITSUI MINING AND SMELTING CO., LTD.	JAPAN
MOSCOW SPECIAL ALLOYS PROCESSING PLANT	RUSSIAN FEDERATION
NADIR METAL RAFINERI SAN. VE TIC. A.S.	TURKEY
NAVOI MINING AND METALLURGICAL COMBINAT	UZBEKISTAN
NIHON MATERIAL CO., LTD.	JAPAN
OHURA PRECIOUS METAL INDUSTRY CO., LTD.	JAPAN
OJSC "THE GULIDOV KRASNOYARSK NON-FERROUS METALS PLANT" (OJSC KRASTSVETMET)	RUSSIAN FEDERATION
MKS PAMP SA	SWITZERLAND
PENGLAI PENGGANG GOLD INDUSTRY CO., LTD.	CHINA
PRIOKSKY PLANT OF NON-FERROUS METALS	RUSSIAN FEDERATION
PT ANEKA TAMBANG (PERSERO) TBK	INDONESIA
PX PRECINOX S.A.	SWITZERLAND
RAND REFINERY (PTY) LTD.	SOUTH AFRICA
ROYAL CANADIAN MINT	CANADA
SABIN METAL CORP.	UNITED STATES OF AMERICA
SAMDUCK PRECIOUS METALS	KOREA, REPUBLIC OF
SAMWON METALS CORP.	KOREA, REPUBLIC OF
SEMPSA JOYERIA PLATERIA S.A.	SPAIN
SHANDONG TIANCHENG BIOLOGICAL GOLD INDUSTRIAL CO., LTD.	CHINA
SHANDONG ZHAOJIN GOLD & SILVER REFINERY CO., LTD.	CHINA
SICHUAN TIANZE PRECIOUS METALS CO., LTD.	CHINA
SOE SHYOLKOVSKY FACTORY OF SECONDARY PRECIOUS METALS	RUSSIAN FEDERATION

SOLAR APPLIED MATERIALS TECHNOLOGY CORP.	TAIWAN, PROVINCE OF CHINA
SUMITOMO METAL MINING CO., LTD.	JAPAN
SUPER DRAGON TECHNOLOGY CO., LTD.	TAIWAN, PROVINCE OF CHINA
TANAKA KIKINZOKU KOGYO K.K.	JAPAN
GREAT WALL PRECIOUS METALS CO., LTD. OF CBPM	CHINA
SHANDONG GOLD SMELTING CO., LTD.	CHINA
TOKURIKI HONTEN CO., LTD.	JAPAN
TONGLING NONFERROUS METALS GROUP CO., LTD.	CHINA
TORECOM	KOREA, REPUBLIC OF
UMICORE S.A. BUSINESS UNIT PRECIOUS METALS REFINING	BELGIUM
UNITED PRECIOUS METAL REFINING, INC.	UNITED STATES OF AMERICA
VALCAMBI S.A.	SWITZERLAND
WESTERN AUSTRALIAN MINT (T/A THE PERTH MINT)	AUSTRALIA
YAMAKIN CO., LTD.	JAPAN
YOKOHAMA METAL CO., LTD.	JAPAN
ZHONGYUAN GOLD SMELTER OF ZHONGJIN GOLD CORPORATION	CHINA
GOLD REFINERY OF ZIJIN MINING GROUP CO., LTD.	CHINA
MORRIS AND WATSON	NEW ZEALAND
SAFINA A.S.	CZECHIA
GUANGDONG JINDING GOLD LIMITED	CHINA
UMICORE PRECIOUS METALS THAILAND	THAILAND
MMTC-PAMP INDIA PVT., LTD.	INDIA
KGHM POLSKA MIEDZ SPOLKA AKCYJNA	POLAND
FIDELITY PRINTERS AND REFINERS LTD.	ZIMBABWE
SINGWAY TECHNOLOGY CO., LTD.	TAIWAN, PROVINCE OF CHINA
SHANDONG HUMON SMELTING CO., LTD.	CHINA
SHENZHEN ZHONGHENGLONG REAL INDUSTRY CO., LTD.	CHINA
AL ETIHAD GOLD REFINERY DMCC	UNITED ARAB EMIRATES
EMIRATES GOLD DMCC	UNITED ARAB EMIRATES
INTERNATIONAL PRECIOUS METAL REFINERS	UNITED ARAB EMIRATES
KALOTI PRECIOUS METALS	UNITED ARAB EMIRATES
SUDAN GOLD REFINERY	SUDAN
T.C.A S.P.A	ITALY
REMONDIS PMR B.V.	NETHERLANDS

FUJAIRAH GOLD FZC	UNITED ARAB EMIRATES
INDUSTRIAL REFINING COMPANY	BELGIUM
SHIRPUR GOLD REFINERY LTD.	INDIA
KOREA ZINC CO., LTD.	KOREA, REPUBLIC OF
MARSAM METALS	BRAZIL
TOO TAU-KEN-ALTYN	KAZAKHSTAN
ABINGTON RELDAN METALS, LLC	UNITED STATES OF AMERICA
SHENZHEN CUILU GOLD CO., LTD.	CHINA
ALBINO MOUNTINHO LDA.	PORTUGAL
SAAMP	FRANCE
L'ORFEBRE S.A.	ANDORRA
8853 S.P.A.	ITALY
ITALPREZIOSI	ITALY
WIELAND EDELMETALLE GMBH	GERMANY
OGUSSA OSTERREICHISCHE GOLD- UND SILBER-SCHEIDEANSTALT GMBH	AUSTRIA
AU TRADERS AND REFINERS	SOUTH AFRICA
GGC GUJRAT GOLD CENTRE PVT. LTD.	INDIA
SAI REFINERY	INDIA
MODELTECH SDN BHD	MALAYSIA
BANGALORE REFINERY	INDIA
KYSHTYM COPPER-ELECTROLYTIC PLANT ZAO	RUSSIAN FEDERATION
DEGUSSA SONNE / MOND GOLDHANDEL GMBH	GERMANY
PEASE & CURREN	UNITED STATES OF AMERICA
JALAN & COMPANY	INDIA
SUNGEEL HIMETAL CO., LTD.	KOREA, REPUBLIC OF
PLANTA RECUPERADORA DE METALES SPA	CHILE
ABC REFINERY PTY LTD.	AUSTRALIA
SAFIMET S.P.A	ITALY
STATE RESEARCH INSTITUTE CENTER FOR PHYSICAL SCIENCES AND TECHNOLOGY	LITHUANIA
AFRICAN GOLD REFINERY	UGANDA
GOLD COAST REFINERY	GHANA
NH RECYTECH COMPANY	KOREA, REPUBLIC OF
QG REFINING, LLC	UNITED STATES OF AMERICA
DIJLLAH GOLD REFINERY FZC	UNITED ARAB EMIRATES
CGR METALLOYS PVT LTD.	INDIA
SOVEREIGN METALS	INDIA
ECO-SYSTEM RECYCLING CO., LTD. NORTH PLANT	JAPAN

ECO-SYSTEM RECYCLING CO., LTD. WEST PLANT	JAPAN
AUGMONT ENTERPRISES PRIVATE LIMITED	INDIA
KUNDAN CARE PRODUCTS LTD.	INDIA
EMERALD JEWEL INDUSTRY INDIA LIMITED (UNIT 1)	INDIA
EMERALD JEWEL INDUSTRY INDIA LIMITED (UNIT 2)	INDIA
EMERALD JEWEL INDUSTRY INDIA LIMITED (UNIT 3)	INDIA
EMERALD JEWEL INDUSTRY INDIA LIMITED (UNIT 4)	INDIA
K.A. RASMUSSEN	NORWAY
ALEXY METALS	UNITED STATES OF AMERICA
MD OVERSEAS	INDIA
METALLIX REFINING INC.	UNITED STATES OF AMERICA
METAL CONCENTRATORS SA (PTY) LTD.	SOUTH AFRICA
WEEEREFINING	FRANCE
GOLD BY GOLD COLOMBIA	COLOMBIA
DONGWU GOLD GROUP	CHINA
SAM PRECIOUS METALS FZ-LLC	UNITED ARAB EMIRATES
NOBLE METAL SERVICES	UNITED STATES OF AMERICA
COIMPA INDUSTRIAL LTDA	BRAZIL
SHENZHEN JINJUNWEI RESOURCE COMPREHENSIVE DEVELOPMENT CO., LTD.	CHINA
GG REFINERY LTD.	TANZANIA, UNITED REPUBLIC OF
ATTERO RECYCLING PVT LTD	INDIA
IMPALA PLATINUM - PLATINUM METALS REFINERY (PMR)	SOUTH AFRICA
ELITE INDUSTECH CO., LTD.	TAIWAN, PROVINCE OF CHINA
SMELTER NOT LISTED	PERU
MINERA TITÁN DEL PERÚ SRL (MTP) - BELEN PLANT	PERU
TITAN COMPANY LIMITED, JEWELLERY DIVISION	INDIA
GASABO GOLD REFINERY LTD	RWANDA
IMPALA REFINERIES – BASE METALS REFINERY (BMR)	SOUTH AFRICA
IMPALA RUSTENBURG	SOUTH AFRICA
VALUE TRADING	BELGIUM
GEIB REFINING CORPORATION	UNITED STATES

C.I METALES PROCESADOS INDUSTRIALES SAS	COLOMBIA
SELLEM INDUSTRIES LTD.	MAURITANIA
SANCUS ZFS (L’ORFEBRE, SA)	COLOMBIA
BOLIDEN AB
WESTERN AUSTRALIAN MINT TRADING AS THE PERTH MINT	AUSTRALIA
UMICORE SA BUSINESS UNIT PRECIOUS METALS REFINING	BELGIUM
ANGLOGOLD ASHANTI MINERAÇÃO LTDA	BRAZIL
UMICORE BRASIL LTDA	BRAZIL
JOHNSON MATTHEY LIMITED	CANADA
XSTRATA CANADA CORPORATION	CANADA
ARGOR-HERAEUS SA	SWITZERLAND
CENDRES & MÉTAUX SA	SWITZERLAND
METALOR TECHNOLOGIES SA	SWITZERLAND
PAMP SA	SWITZERLAND
VALCAMBI SA	SWITZERLAND
PX PRÉCINOX SA	SWITZERLAND
CODELCO	CHILE
INNER MONGOLIA QIANKUN GOLD AND SILVER REFINERY SHARE COMPANY LIMITED	CHINA
JIANGXI COPPER COMPANY LIMITED	CHINA
THE REFINERY OF SHANDONG GOLD MINING CO., LTD.	CHINA
SHANDONG ZHAOJIN GOLD & SILVER REFINERY CO. LTD	CHINA
THE GREAT WALL GOLD AND SILVER REFINERY OF CHINA	CHINA
ZIJIN MINING GROUP CO. LTD	CHINA
SUZHOU XINGRUI NOBLE	CHINA
ALLGEMEINE GOLD- UND SILBERSCHEIDEANSTALT A.G.	GERMANY
HERAEUS PRECIOUS METALS GMBH & CO. KG	GERMANY
SEMPSA JOYERIA PLATERIA SA	SPAIN
HERAEUS LTD HONG KONG	HONG KONG
METALOR TECHNOLOGIES (HONG KONG) LTD	HONG KONG
CHIMET SPA	ITALY
ASAHI PRETEC CORPORATION	JAPAN
JX NIPPON MINING & METALS CO., LTD	JAPAN

MATSUDA SANGYO CO. LTD	JAPAN
SUMITOMO METAL MINING CO. LTD.	JAPAN
TOKURIKI HONTEN CO. LTD	JAPAN
NIHON MATERIAL CO. LTD	JAPAN
AIDA CHEMICAL INDUSTRIES CO. LTD.	JAPAN
ASAKA RIKEN CO LTD	JAPAN
KOJIMA CHEMICALS CO. LTD	JAPAN
YOKOHAMA METAL CO LTD	JAPAN
KAZZINC LTD	KAZAKHSTAN
CENTRAL BANK OF THE DPR OF KOREA	KOREA, REPUBLIC OF
LS-NIKKO COPPER INC	KOREA, REPUBLIC OF
DO SUNG CORPORATION	KOREA, REPUBLIC OF
KOREA METAL CO. LTD	KOREA, REPUBLIC OF
MET-MEX PEÑOLES, S.A.	MEXICO
SCHONE EDELMETAAL	NETHERLANDS
FSE NOVOSIBIRSK REFINERY	RUSSIAN FEDERATION
JSC URALECTROMED	RUSSIAN FEDERATION
OJSC “THE GULIDOV KRASNOYARSK NON-FERROUS METALS PLANT” (OJSC KRASTVETMET)	RUSSIAN FEDERATION
OJSC KOLYMA REFINERY	RUSSIAN FEDERATION
L' AZURDE COMPANY FOR JEWELRY	SAUDI ARABIA
NADIR METAL RAFINERI SAN. VE TIC. A.Ş.	TURKEY
JOHNSON MATTHEY INC	UNITED STATES
OHIO PRECIOUS METALS LLC.	UNITED STATES
RAND REFINERY (PTY) LTD	SOUTH AFRICA
GUANGDONG RISING RARE METALS-EO MATERIALS LTD.	CHINA
F&X ELECTRO-MATERIALS LTD.	CHINA
XIMEI RESOURCES (GUANGDONG) LIMITED	CHINA
JIUJIANG JINXIN NONFERROUS METALS CO., LTD.	CHINA
JIUJIANG TANBRE CO., LTD.	CHINA
AMG BRASIL	BRAZIL
METALLURGICAL PRODUCTS INDIA PVT., LTD.	INDIA
MINERACAO TABOCA S.A.	BRAZIL
NPM SILMET AS	ESTONIA
NINGXIA ORIENT TANTALUM INDUSTRY CO., LTD.	CHINA
YANLING JINCHENG TANTALUM & NIOBIUM CO., LTD.	CHINA

SOLIKAMSK MAGNESIUM WORKS OAO	RUSSIAN FEDERATION
TAKI CHEMICAL CO., LTD.	JAPAN
TELEX METALS	UNITED STATES OF AMERICA
ULBA METALLURGICAL PLANT JSC	KAZAKHSTAN
HENGYANG KING XING LIFENG NEW MATERIALS CO., LTD.	CHINA
D BLOCK METALS, LLC	UNITED STATES OF AMERICA
FIR METALS & RESOURCE LTD.	CHINA
JIUJIANG ZHONGAO TANTALUM & NIOBIUM CO., LTD.	CHINA
JIANGXI DINGHAI TANTALUM & NIOBIUM CO., LTD.	CHINA
KEMET DE MEXICO	MEXICO
TANIOBIS CO., LTD.	THAILAND
TANIOBIS GMBH	GERMANY
MATERION NEWTON INC.	UNITED STATES OF AMERICA
TANIOBIS JAPAN CO., LTD.	JAPAN
TANIOBIS SMELTING GMBH & CO. KG	GERMANY
GLOBAL ADVANCED METALS BOYERTOWN	UNITED STATES OF AMERICA
GLOBAL ADVANCED METALS AIZU	JAPAN
RESIND INDUSTRIA E COMERCIO LTDA.	BRAZIL
JIANGXI TUOHONG NEW RAW MATERIAL	CHINA
RFH YANCHENG JINYE NEW MATERIAL TECHNOLOGY CO., LTD.	CHINA
5D PRODUCTION OU	ESTONIA
POWERX LTD.	RWANDA
JIANGXI SUNS NONFERROUS MATERIALS CO. LTD.	CHINA
CHANGSHA SOUTH TANTALUM NIOBIUM CO., LTD.	CHINA
CMT RARE METAL ADVANCED MATERIALS (HUNAN) CO., LTD.	CHINA
QSIL METALS HERMSDORF GMBH	GERMANY
QUANTUMCLEAN	UNITED STATES OF AMERICA
XIMEI RESOURCES(GUIZHOU) TECHNOLOGY CO., LTD.	CHINA
PLANSEE	AUSTRIA
F&X	CHINA
ZHUZHOU CEMENT CARBIDE	CHINA
RFH	CHINA
H.C. STARCK GMBH	GERMANY
MITSUI MINING & SMELTING	JAPAN

TAKI CHEMICALS	JAPAN
ULBA	KAZAKHSTAN
SOLIKAMSK METAL WORKS	RUSSIAN FEDERATION
EXOTECH INC.	UNITED STATES
GANNON & SCOTT	UNITED STATES
GLOBAL ADVANCED METALS	UNITED STATES
KEMET BLUE POWDER	UNITED STATES
HI-TEMP	UNITED STATES
TELEX	UNITED STATES
TANTALITE RESOURCES	SOUTH AFRICA
DUOLUOSHAN	CHINA
HI-TEMP SPECIALTY METALS, INC.	UNITED STATES
CHENZHOU YUNXIANG MINING AND METALLURGY CO., LTD.	CHINA
ALPHA ASSEMBLY SOLUTIONS INC	UNITED STATES OF AMERICA
PT PREMIUM TIN INDONESIA	INDONESIA
EM VINTO	BOLIVIA (PLURINATIONAL STATE OF)
FENIX METALS	POLAND
GEJIU NON-FERROUS METAL PROCESSING CO., LTD.	CHINA
CHINA TIN GROUP CO., LTD.	CHINA
MALAYSIA SMELTING CORPORATION (MSC)	MALAYSIA
METALLIC RESOURCES, INC.	UNITED STATES OF AMERICA
MINSUR	PERU
O.M. MANUFACTURING (THAILAND) CO., LTD.	THAILAND
OPERACIONES METALURGICAS S.A.	BOLIVIA (PLURINATIONAL STATE OF)
PT MITRA STANIA PRIMA	INDONESIA
PT PRIMA TIMAH UTAMA	INDONESIA
PT TIMAH TBK KUNDUR	INDONESIA
PT TIMAH TBK MENTOK	INDONESIA
RUI DA HUNG	TAIWAN, PROVINCE OF CHINA
THAISARCO	THAILAND
WHITE SOLDER METALURGIA E MINERACAO LTDA.	BRAZIL
TIN SMELTING BRANCH OF YUNNAN TIN CO., LTD.	CHINA
PT ATD MAKMUR MANDIRI JAYA	INDONESIA
O.M. MANUFACTURING PHILIPPINES, INC.	PHILIPPINES
CV AYI JAYA	INDONESIA
PT RAJEHAN ARIQ	INDONESIA
PT CIPTA PERSADA MULIA	INDONESIA

SUPER LIGAS	BRAZIL
AURUBIS BEERSE	BELGIUM
AURUBIS BERANGO	SPAIN
PT BANGKA PRIMA TIN	INDONESIA
GUANGDONG HANHE NON-FERROUS METAL CO., LTD.	CHINA
CHIFENG DAJINGZI TIN INDUSTRY CO., LTD.	CHINA
TIN TECHNOLOGY & REFINING	UNITED STATES OF AMERICA
LUNA SMELTER, LTD.	RWANDA
PT MITRA SUKSES GLOBALINDO	INDONESIA
CRM SYNERGIES	SPAIN
PT PUTERA SARANA SHAKTI (PT PSS)	INDONESIA
MINING MINERALS RESOURCES SARL	CONGO, DEMOCRATIC REPUBLIC OF THE
MAGNU'S MINERAIS METAIS E LIGAS LTDA.	BRAZIL
PT ARIES KENCANA SEJAHTERA	INDONESIA
JIANGXI NEW NANSHAN TECHNOLOGY LTD.	CHINA
YUNNAN CHENGFENG NON-FERROUS METALS CO., LTD.	CHINA
MALAYSIA SMELTING CORPORATION BERHAD (PORT KLANG)	MALAYSIA
ESTANHO DE RONDONIA S.A.	BRAZIL
GEJIU ZILI MINING AND METALLURGY CO., LTD.	CHINA
GEJIU KAI MENG INDUSTRY AND TRADE LLC	CHINA
NOVOSIBIRSK TIN COMBINE	RUSSIAN FEDERATION
GEJIU YUNXIN NONFERROUS ELECTROLYSIS CO., LTD.	CHINA
VQB MINERAL AND TRADING GROUP JSC	VIET NAM
MELT METAIS E LIGAS S.A.	BRAZIL
ELECTRO-MECHANICAL FACILITY OF THE CAO BANG MINERALS & METALLURGY JOINT STOCK COMPANY	VIET NAM
NGHE TINH NON-FERROUS METALS JOINT STOCK COMPANY	VIET NAM
TUYEN QUANG NON-FERROUS METALS JOINT STOCK COMPANY	VIET NAM
AN VINH JOINT STOCK MINERAL PROCESSING COMPANY	VIET NAM
HUICHANG HILL TIN INDUSTRY CO., LTD.	CHINA
PONGPIPAT COMPANY LIMITED	MYANMAR

DONGGUAN CIEXPO ENVIRONMENTAL ENGINEERING CO., LTD.	CHINA
MA'ANSHAN WEITAI TIN CO., LTD.	CHINA
YUNNAN YUNFAN NON-FERROUS METALS CO., LTD.	CHINA
PRECIOUS MINERALS AND SMELTING LIMITED	INDIA
GEJIU CITY FUXIANG INDUSTRY AND TRADE CO., LTD.	CHINA
CRM FUNDICAO DE METAIS E COMERCIO DE EQUIPAMENTOS ELETRONICOS DO BRASIL LTDA	BRAZIL
FABRICA AURICCHIO INDUSTRIA E COMERCIO LTDA.	BRAZIL
TAKEHARA PVD MATERIALS PLANT / PVD MATERIALS DIVISION OF MITSUI MINING & SMELTING CO., LTD.	JAPAN
RIKAYAA GREENTECH PRIVATE LIMITED	INDIA
WOODCROSS SMELTING COMPANY LIMITED	UGANDA
GLOBAL ADVANCED METALS GREENBUSHES PTY LTD.	AUSTRALIA
LONGNAN CHUANGYUE ENVIRONMENTAL PROTECTION TECHNOLOGY DEVELOPMENT CO., LTD	CHINA
P KAY METAL, INC	UNITED STATES OF AMERICA
DONGGUAN BEST ALLOYS CO., LTD.	CHINA
PT ARSED INDONESIA	INDONESIA
PT REFINED BANGKA TIN	INDONESIA
PT MENARA CIPTA MULIA	INDONESIA
PT BANGKA SERUMPUN	INDONESIA
PT STANINDO INTI PERKASA	INDONESIA
PT SUKSES INTI MAKMUR	INDONESIA
PT BELITUNG INDUSTRI SEJAHTERA	INDONESIA
PT TIMAH NUSANTARA	INDONESIA
PT PANCA MEGA PERSADA	INDONESIA
PT BUKIT TIMAH	INDONESIA
PT BABEL SURYA ALAM LESTARI	INDONESIA
PT BABEL INTI PERKASA	INDONESIA
CV VENUS INTI PERKASA	INDONESIA
PT TOMMY UTAMA	INDONESIA
PT RAJAWALI RIMBA PERKASA	INDONESIA
PT TININDO INTER NUSA	INDONESIA
PT SARIWIGUNA BINASENTOSA	INDONESIA

PT TIRUS PUTRA MANDIRI	INDONESIA
RAFFMETAL
PT BANGKA TIN INDUSTRY	INDONESIA
DS MYANMAR	MYANMAR
METALLO CHIMIQUE	BELGIUM
OMSA	BOLIVIA
MINERAÇÃO TABOCA S.A.	BRAZIL
WHITE SOLDER METALURGIA	BRAZIL
COOPER SANTA	BRAZIL
GEJIU ZI-LI	CHINA
GEIJU NON-FERROUS METAL PROCESSING CO. LTD.	CHINA
GOLD BELL GROUP	CHINA
JIANGXI NANSHAN	CHINA
LIUZHOU CHINA TIN	CHINA
YUNNAN CHENGFENG	CHINA
YUNNAN TIN COMPANY, LTD.	CHINA
CNMC (GUANGXI) PGMA CO. LTD.	CHINA
MINMETALS GANZHOU TIN CO. LTD.	CHINA
HUICHANG JINSHUNDA TIN CO. LTD	CHINA
LINWU XIANGGUI SMELTER CO	CHINA
CV DUTA PUTRA BANGKA	INDONESIA
CV JUSTINDO	INDONESIA
CV MAKMUR JAYA	INDONESIA
CV NURJANAH	INDONESIA
CV PRIMA TIMAH UTAMA	INDONESIA
CV SERUMPUN SEBALAI	INDONESIA
CV UNITED SMELTING	INDONESIA
PT ALAM LESTARI KENCANA	INDONESIA
PT ARTHA CIPTA LANGGENG	INDONESIA
PT BANGKA KUDAI TIN	INDONESIA
PT BANGKA PUTRA KARYA	INDONESIA
PT BANGKA TIMAH UTAMA SEJAHTERA	INDONESIA
PT BILLITIN MAKMUR LESTARI	INDONESIA
PT EUNINDO USAHA MANDIRI	INDONESIA
PT FANG DI MULTINDO	INDONESIA
PT HP METALS INDONESIA	INDONESIA
PT KOBA TIN	INDONESIA
PT REFINED BANKA TIN	INDONESIA
PT SUMBER JAYA INDAH	INDONESIA
PT TIMAH	INDONESIA

PT YINCHENDO MINING INDUSTRY	INDONESIA
PT TAMBANG TIMAH	INDONESIA
PT DS JAYA ABADI	INDONESIA
NOVOSIBIRSK INTEGRATED TIN WORKS	RUSSIAN FEDERATION
COOKSON	UNITED STATES
COOPERATIVA METALURGICA DE RONDÔNIA LTDA.	BRAZIL
A.L.M.T. CORP.	JAPAN
KENNAMETAL HUNTSVILLE	UNITED STATES OF AMERICA
GUANGDONG XIANGLU TUNGSTEN CO., LTD.	CHINA
CHONGYI ZHANGYUAN TUNGSTEN CO., LTD.	CHINA
CNMC (GUANGXI) PGMA CO., LTD.	CHINA
GLOBAL TUNGSTEN & POWDERS LLC	UNITED STATES OF AMERICA
HUNAN JINTAI NEW MATERIAL CO., LTD.	CHINA
JAPAN NEW METALS CO., LTD.	JAPAN
KENNAMETAL FALLON	UNITED STATES OF AMERICA
WOLFRAM BERGBAU UND HUTTEN AG	AUSTRIA
XIAMEN TUNGSTEN CO., LTD.	CHINA
JIANGXI MINMETALS GAO'AN NON-FERROUS METALS CO., LTD.	CHINA
GANZHOU JIANGWU FERROTUNGSTEN CO., LTD.	CHINA
JIANGXI YAOSHENG TUNGSTEN CO., LTD.	CHINA
JIANGXI XINSHENG TUNGSTEN INDUSTRY CO., LTD.	CHINA
JIANGXI TONGGU NON-FERROUS METALLURGICAL & CHEMICAL CO., LTD.	CHINA
MALIPO HAIYU TUNGSTEN CO., LTD.	CHINA
XIAMEN TUNGSTEN (H.C.) CO., LTD.	CHINA
JIANGXI GAN BEI TUNGSTEN CO., LTD.	CHINA
GANZHOU SEADRAGON W & MO CO., LTD.	CHINA
ASIA TUNGSTEN PRODUCTS VIETNAM LTD.	VIET NAM
HUNAN SHIZHUYUAN NONFERROUS METALS CO., LTD. CHENZHOU TUNGSTEN PRODUCTS BRANCH	CHINA
H.C. STARCK TUNGSTEN GMBH	GERMANY
MASAN HIGH-TECH MATERIALS	VIET NAM
JIANGWU H.C. STARCK TUNGSTEN PRODUCTS CO., LTD.	CHINA
NIAGARA REFINING LLC	UNITED STATES OF AMERICA
CHINA MOLYBDENUM TUNGSTEN CO., LTD.	CHINA
HYDROMETALLURG, JSC	RUSSIAN FEDERATION
UNECHA REFRACTORY METALS PLANT	RUSSIAN FEDERATION

PHILIPPINE CHUANGXIN INDUSTRIAL CO., INC.	PHILIPPINES
ACL METAIS EIRELI	BRAZIL
MOLIREN LTD.	RUSSIAN FEDERATION
LIANYOU METALS CO., LTD.	TAIWAN, PROVINCE OF CHINA
JSC "KIROVGRAD HARD ALLOYS PLANT"	RUSSIAN FEDERATION
NPP TYAZHMETPROM LLC	RUSSIAN FEDERATION
HUBEI GREEN TUNGSTEN CO., LTD.	CHINA
ALBASTEEL INDUSTRIA E COMERCIO DE LIGAS PARA FUNDICAO LTD.	BRAZIL
CRONIMET BRASIL LTDA	BRAZIL
ARTEK LLC	RUSSIAN FEDERATION
FUJIAN XINLU TUNGSTEN CO., LTD.	CHINA
OOO “TECHNOLOM” 2	RUSSIAN FEDERATION
OOO “TECHNOLOM” 1	RUSSIAN FEDERATION
LLC VOSTOK	RUSSIAN FEDERATION
YUDU ANSHENG TUNGSTEN CO., LTD.	CHINA
HANNAE FOR T CO., LTD.	KOREA, REPUBLIC OF
TUNGSTEN VIETNAM JOINT STOCK COMPANY	VIET NAM
NAM VIET CROMIT JOINT STOCK COMPANY	VIET NAM
MALAMET SMELTING SDN. BHD.	MALAYSIA
DONGKUK INDUSTRIES CO., LTD.	KOREA, REPUBLIC OF
LIANYOU RESOURCES CO., LTD.	TAIWAN, PROVINCE OF CHINA
SHINWON TUNGSTEN (FUJIAN SHANGHANG) CO., LTD.	CHINA
PHILIPPINE CARREYTECH METAL CORP.	PHILIPPINES
KENEE MINING VIETNAM COMPANY LIMITED	VIET NAM
PHILIPPINE BONWAY MANUFACTURING INDUSTRIAL CORPORATION	PHILIPPINES
JING YUAN TUNGSTEN TECHNOLOGY CO., LTD.	TAIWAN, PROVINCE OF CHINA
S.P.T. SPOL.S R.O.	CZECHIA
GANZHOU HUAXING TUNGSTEN PRODUCTS CO., LTD.	CHINA
XINFENG HUARUI TUNGSTEN & MOLYBDENUM NEW MATERIAL CO., LTD.	CHINA
GANZHOU HAICHUANG TUNGSTEN CO., LTD.	CHINA
FUJIAN GANMIN RAREMETAL CO., LTD.	CHINA
ZHUZHOU CEMENTED CARBIDE GROUP CO., LTD.	CHINA
TUNGAMOY METALS INC.	KOREA, REPUBLIC OF
LAOS SOUTHERN MINING SMELTING SOLE CO.,LTD	LAO PEOPLE'S DEMOCRATIC REPUBLIC

WOLFRAM BERGBAU UND HÜTTEN AG	AUSTRIA
CHAOZHOU XIANGLU TUNGSTEN INDUSTRY CO LTD	CHINA
CHINA MINMETALS NONFERROUS METALS CO LTD	CHINA
CHONGYI ZHANGYUAN TUNGSTEN CO LTD	CHINA
JIANGXI RARE EARTH & RARE METALS TUNGSTEN GROUP CORP	CHINA
JIANGXI TUNGSTEN INDUSTRY CO LTD	CHINA
XIAMEN TUNGSTEN CO LTD	CHINA
ZHUZHOU CEMENTED CARBIDE GROUP CO LTD	CHINA
GANZHOU GRAND SEA W & MO GROUP CO LTD	CHINA
HUNAN CHENZHOU MINING GROUP CO	CHINA
DAYU WEILIANG TUNGSTEN CO., LTD.	CHINA
HC STARCK GMBH	GERMANY
WOLFRAM COMPANY CJSC	RUSSIAN FEDERATION
ATI TUNGSTEN MATERIALS	UNITED STATES
GLOBAL TUNGSTEN & POWDERS CORP	UNITED STATES